AMENDMENT NO. I
                                       TO
                  THE RECTORSEAL CORPORATION AND JET-LUBE, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN
                (As Revised and Restated Effective April 1, 1989)

         This Amendment No. I is executed and effective this 15th day of August, 1997 by The RectorSeal Corporation, a Delaware corporation (the "Company"), pursuant to Section 13.1 of The RectorSeal Corporation and Jet-Lube, Inc. Employee Stock Ownership Plan (the "Plan").

                              W I T N E S S E T H:

         WHEREAS, effective June 1, 1976, the Company established The RectorSeal Corporation Employee Stock Ownership Plan (hereinafter referred to as the "Plan"); and

         WHEREAS, the Plan was subsequently amended from time to time and was then amended and restated effective April 1, 1985, except for specific provisions which were effective April 1, 1984, to bring the Plan into compliance with the Tax Equity and Fiscal Responsibility Act of 1982, the Tax Reform Act of 1984 and the Retirement Equity Act of 1984; and

         WHEREAS, Jet-Lube, Inc., a Delaware corporation ("Jet Lube"), and an Affiliated Company (herein defined), established the Jet-Lube, Inc. Employee Stock Ownership Plan (the "Jet Lube Plan") effective June 1, 1976; and

         WHEREAS, the Jet Lube Plan was subsequently amended from time to time prior to April 1, 1984, was amended and restated effective April 1, 1985, except for specific provisions which were effective April 1, 1984, to bring the Jet Lube Plan into compliance with the Tax Equity and Fiscal Responsibility Act of 1982, the Tax Reform Act of 1984 and the Retirement Equity Act of 1984, and, due to the merger of the Jet Lube Plan with and into the Plan, was amended to comply with (i) those provisions of the Tax Reform Act of 1986 that were technical corrections to the Retirement Equity Act of 1984 and (ii) the temporary Treasury Regulations issued with respect to those provisions in the Internal Revenue Code of 1986 enacted by the Retirement Equity Act of 1984 or the subsequent technical correction provisions thereto; and

         WHEREAS, Jet Lube approved (i) the merger of the Jet Lube Plan, effective as of April 1, 1989, with and into the Plan and (ii) the transfer of assets from the Jet Lube Plan to the Plan as soon as practicable after the valuation of accounts in the Jet Lube Plan at March 31, 1990; and



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         WHEREAS, the Plan was amended and restated (i) effective April 1, 1989, to bring the Plan into compliance with the Tax Reform Act of 1986 as well as all other applicable laws, rules and regulations enacted or promulgated since the prior plan restatement and (ii) effective April 1, 1994, to change the name of the Plan to "The RectorSeal Corporation and Jet-Lube, Inc. Employee Stock Ownership Plan"; and

         WHEREAS, Capital Southwest Management Corporation withdrew its participation in The Whitmore Manufacturing Company and Capital Southwest Management Corporation Employee Stock Ownership Plan and became a participating employer in the Plan effective April 1, 1995; and

         WHEREAS, the Company now desires to amend the Plan with respect to the distribution provisions for qualified domestic relations order;

         NOW, THEREFORE, Section 11.9 of the Plan is hereby amended in its entirety to read as follows:

         Sec. 11.9 Distribution Pursuant to Qualified Domestic Relations Orders. Notwithstanding any other provision of the Plan to the contrary, effective for any court order entered into after the date this Amendment No. I is effective, or for any court order for which the Administrator has received notice as of such date, which is later determined to be a "qualified domestic relations order" within the meaning of Section 414(p)(1)(A) of the Code, if the provisions of such qualified domestic relations order provide that distributions shall be made to an "alternate payee" within the meaning of Section 414(p)(8) of the Code prior to the time that the Participant with respect to whom the alternate payee's benefits are derived is entitled to a distribution under the Plan, the Named Fiduciary shall direct the Trustee to commence payments to the alternate payee as soon as administratively practicable following the later of (i) the date the Participant attains (or would have attained) the "earliest retirement age" as defined in Section 414(p)(4) of the Code, or (ii) the receipt of such qualified domestic relations order by the Named Fiduciary. The Named Fiduciary shall determine whether an order constitutes a "qualified domestic relations order" within the meaning of Section 414(p)(1)(A) of the Code.

         IN WITNESS WHEREOF, the Company hereby causes this instrument to be executed as of the date and year first above written.

                                                   THE RECTORSEAL CORPORATION



                                                   By:  /s/ David M. Smith
                                                        -----------------------


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